                                                                    Exhibit 10.2

                           AGREEMENT OF JOINT FILING

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby consent to the joint filing of a single Schedule 13D on their behalf and to the joint filing of any single amended Schedule 13D statements thereto. With respect to the ownership by each of the undersigned of shares of Common Stock of the Company. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: as of August 11, 1998


                                    THE NEWS CORPORATION LIMITED


                                    By: /s/ Arthur M. Siskind
                                       ----------------------------------------
                                        Name: Arthur M. Siskind
                                        Title: Director


                                    NEWS PUBLISHING AUSTRALIA
                                         LIMITED


                                    By: /s/ Leslie Hinton
                                       ----------------------------------------
                                        Name: Leslie Hinton
                                        Title: Director


                                    NEWS AMERICA INCORPORATED


                                    By: /s/ Arthur M. Siskind
                                        ---------------------------------------
                                        Name: Arthur M. Siskind
                                        Title: Director

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                                    TVG HOLDINGS, INC.


                                    By: /s/ Arthur M. Siskind
                                        ---------------------------------------
                                        Name: Arthur M. Siskind
                                        Title: Director



                                         /s/ K. Rupert Murdoch
                                         --------------------------------------
                                         K. Rupert Murdoch